UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 9, 2009, the Company entered into a Compensation Agreement with Paul S. Lalljie, Senior Vice President and Chief Financial Officer (“CFO”) of the Company. A copy of the Compensation Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Compensation Agreement supersedes and replaces the Employment Agreement, dated January 15, 2009, between the Company and Mr. Lalljie (the “Prior Employment Agreement”).
     Pursuant to the Compensation Agreement, Mr. Lalljie’s base salary is $325,000, and he will receive a retroactive salary adjustment to June 25, 2009 (his date of appointment as CFO). Mr. Lalljie will be eligible to receive a bonus for 2009 based on goals established by the Compensation Committee and a target award of 50% of his previous base salary ($300,000) for the first half of 2009 and 60% of his current base salary ($325,000) for the second half of 2009. Any 2009 bonus earned under the Compensation Agreement will be reduced by the guaranteed bonus payments previously made to Mr. Lalljie under the Prior Employment Agreement.
     In connection with the Compensation Agreement, the Compensation Committee approved granting to Mr. Lalljie 15,000 nonqualified stock options and 7,000 performance share units pursuant to the Company’s 2009 Stock Incentive Plan. The grant of nonqualified stock options was made pursuant to the terms of a Nonqualified Stock Option Agreement, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Twenty-five percent of the options will vest and become exercisable on June 25, 2010; the remaining options will vest in 36 monthly installments thereafter.
     The grant of performance share units was made pursuant to the terms of a Performance Award Agreement, the form of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. The performance share units will vest on January 1, 2012 and convert into shares of Class A Common Stock based on, and subject to, the achievement of certain revenue and earnings before interest income, interest expense, income taxes, depreciation and amortization (“EBITDA”) goals established by the Compensation Committee and set forth in the Performance Award Agreement.
     Mr. Lalljie will no longer be eligible to receive the $400,000 termination payment described in the Prior Employment Agreement. Instead, he will be eligible for severance benefits under the Company’s 2007 Key Employee Severance Pay Plan, which covers the Company’s other senior executives.
Item 9.01. Financial Statements and Exhibits
The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Compensation Agreement, made as of December 9, 2009, by and between Neustar, Inc. and Paul Lalljie.

99.2	Form of Nonqualified Stock Option Agreement.

99.3	Form of Performance Award Agreement.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2009	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Compensation Agreement, made as of December 9, 2009, by and between Neustar, Inc. and Paul Lalljie.

99.2	Form of Nonqualified Stock Option Agreement.

99.3	Form of Performance Award Agreement.

4